UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2018

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On September 7, 2018, Pfizer Inc. (the “Company”) completed a public offering of $300,000,000 aggregate principal amount of Floating Rate Notes due 2023, $1,000,000,000 aggregate principal amount of 3.000% Notes due 2021, $1,000,000,000 aggregate principal amount of 3.200% Notes due 2023, $1,000,000,000 aggregate principal amount of 3.600% Notes due 2028, $700,000,000 aggregate principal amount of 4.100% Notes due 2038 and $1,000,000,000 aggregate principal amount of 4.200% Notes due 2048 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-223221) filed with the Securities and Exchange Commission on February 26, 2018.

On September 4, 2018, the Company entered into an underwriting agreement (the “Underwriting Agreement”) and related pricing agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

In connection with the offering of the Notes, on September 7, 2018, the Company entered into an indenture, dated as of September 7, 2018, between the Company and The Bank of New York Mellon, as trustee (“the Trustee”) (the “Basic Indenture”) and a first supplemental indenture, dated as of September 7, 2018, between the Company and the Trustee (the “First Supplemental Indenture”).

The Underwriting Agreement, Pricing Agreement, Basic Indenture, First Supplemental Indenture and press release related to the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, filed herewith as Exhibit 5.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated September 4, 2018.

1.2	Pricing Agreement, dated September 4, 2018.

4.1	Indenture, dated as of September 7, 2018.

4.2	First Supplemental Indenture, dated as of September 7, 2018.

4.3	Form of Floating Rate Notes due 2023 (included in Exhibit 4.2)

4.4	Form of 3.000% Notes due 2021 (included in Exhibit 4.2)

4.5	Form of 3.200% Notes due 2023 (included in Exhibit 4.2)

4.6	Form of 3.600% Notes due 2028 (included in Exhibit 4.2)

4.7	Form of 4.100% Notes due 2038 (included in Exhibit 4.2)

4.8	Form of 4.200% Notes due 2048 (included in Exhibit 4.2)

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

99.1	Press Release of Pfizer Inc., dated September 4, 2018.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated September 4, 2018.

1.2	Pricing Agreement, dated September 4, 2018.

4.1	Indenture, dated as of September 7, 2018.

4.2	First Supplemental Indenture, dated as of September 7, 2018.

4.3	Form of Floating Rate Notes due 2023 (included in Exhibit 4.2)

4.4	Form of 3.000% Notes due 2021 (included in Exhibit 4.2)

4.5	Form of 3.200% Notes due 2023 (included in Exhibit 4.2)

4.6	Form of 3.600% Notes due 2028 (included in Exhibit 4.2)

4.7	Form of 4.100% Notes due 2038 (included in Exhibit 4.2)

4.8	Form of 4.200% Notes due 2048 (included in Exhibit 4.2)

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

99.1	Press Release of Pfizer Inc., dated September 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: September 7, 2018

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